Business Combination and Asset Acquisition	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business Combination and Asset Acquisition	Business Combinations and Asset Acquisition
Apex Crypto
On April 1, 2023 we completed the acquisition of 100% of the ownership interests of Apex Crypto. We recognized goodwill from the acquisition due to the assembled, experienced workforce and anticipated growth we expect to achieve from Apex Crypto’s sales pipeline and product capabilities. The total consideration as measured at April 1, 2023 included $55.0 million in cash, approximately $10.5 million in Class A common stock payable based on Apex Crypto’s performance in the fourth quarter of 2022, and $11.8 million of cash paid for net working capital, which was predominantly cash held in banks. In addition, we may pay up to $100.0 million of our Class A common stock as additional consideration depending on Apex Crypto’s achievement of certain financial targets through 2025 (the “contingent consideration”). As part of the purchase price allocation the value of the contingent consideration was estimated to be $2.9 million.
The following is a reconciliation of the fair value of consideration transferred in the acquisition to the fair value of the assets acquired and liabilities assumed.

($ in millions)
Cash consideration paid	$55.0
Cash paid for working capital and cash	11.8
Class A common stock at transaction close	10.5
Estimated fair value of Class A common stock contingent consideration	2.9
Total consideration	$80.2
Current assets	$31.8
Safeguarding asset for crypto	689.3
Non-current assets	0.3
Intangible assets - developed technology	5.6
Intangible assets - customer relationships	10.2
Goodwill	52.0
Current liabilities	(19.7)
Safeguarding obligation for crypto	(689.3)
Net assets acquired	$80.2
The above fair values are as of the acquisition date. The acquired intangible assets and goodwill required the use of significant unobservable inputs including client activation forecasts, expectations about customer trading volume and frequency, customer attrition rates, and estimated useful lives of acquired technology and discount rates (level 3 inputs). The acquired customer relationships were valued using a multi-period excess earnings model. The acquired developed technology was valued using a relief from royalty method. Acquired crypto safeguarding asset and obligation were valued based on the midpoint of a bid-ask spread as of the acquisition date (level 2 inputs). Other assets and liabilities were carried over at their acquired costs which was not materially different than their fair values.
The contingent consideration payable in Class A common stock to Apex Crypto's former owners based on the performance of the business in the 2023-2025 annual periods was estimated using a Monte Carlo model given the range of possible outcomes. As of December 31, 2023, we determined the value of the contingent consideration was zero, based on our forward-looking projections and minimum profit requirements associated with the earn-out and reversed the accrual through acquisition expenses. As of December 31, 2024, the value of the contingent consideration continues to be estimated at zero.
Revenue generated by Apex Crypto from the acquisition date through December 31, 2023 was $725.9 million, and is included in the Company's statements of operations. Net loss generated by Apex Crypto from the acquisition date through December 31, 2023 was $39.9 million, and is included in the Company's statements of operations.
The following unaudited pro forma financial information presents the Company's results of operations as if the acquisition of Apex Crypto had occurred on January 1, 2022. The unaudited pro forma financial information as presented below is for illustrative purposes and does not purport to represent what the results of operations would actually have been if the acquisition of Apex Crypto occurred as of the date indicated or what the results would be for any future periods. The unaudited pro forma results reflect the step-up amortization adjustments for the fair value of intangible assets acquired, acquisition-related expenses, and share-based compensation expense for newly issued restricted stock units. Proforma revenue for the years ended December 31, 2023 and December 31, 2022 would be $1,225.5 million and $3,127.7 million, respectively. Proforma net loss for the years ended December 31, 2023 and December 31, 2022 would be $219.5 million and $2,004.1 million, respectively.
Subsequent to the acquisition, we changed the name of Apex Crypto to Bakkt Crypto.
Bumped Acquisition
On February 8, 2023, we acquired 100% of the units of Bumped Financial, LLC, which we subsequently renamed Bakkt Brokerage, LLC (“Bakkt Brokerage”), a broker-dealer registered with the SEC and the Financial Industry
Regulatory Authority, Inc., for cash consideration of $0.6 million. Because of the limited scope of its historical operations, we determined that substantially all of the purchase consideration in the transaction would be allocated to the in-place licenses Bakkt Brokerage held and as such, have accounted for this as an asset acquisition.